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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



               Date of Report (Date of earliest event reported):
                         July 10, 1997 (June 30, 1997)


                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                   0-25984                    95-4610936
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  (State or other               (Commission              (I.R.S. Employer
   jurisdiction                 File Number)            Identification No.)
 of incorporation)




   26601 Agoura Road, Calabasas, California              91302
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   (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code:     (818) 880-1600
                                                   ------------------------



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         (Former name or former address, if changed since last report.)
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ITEM 5.

          Attached hereto as Exhibit 99.1 is the press release issued by Superior National Insurance Group, Inc. dated July 1, 1997 which is hereby incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)    Exhibits.


         99.1   Press release dated July 1, 1997.














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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date:  July 10, 1997




                                           SUPERIOR NATIONAL
                                             INSURANCE GROUP, INC.



                                           By:  /s/ J. CHRIS SEAMAN
                                              -------------------------------
                                              J. Chris Seaman
                                              Executive Vice President










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                                 EXHIBIT INDEX



  Exhibit
  Number                        Description
  -------                       -----------

   99.1            Press release dated July 1, 1997.







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